                             Van Kampen Harbor Fund
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                 Amount of      % of
                                        Offering     Total        Shares      Offering     % of Funds
   Security      Purchase/    Size of   Price of   Amount of     Purchased    Purchased       Total                     Purchased
   Purchased     Trade Date  Offering    Shares     Offering      By Fund      By Fund       Assets       Brokers         From
---------------- ---------- ---------- --------- ------------- ------------ -------------- ------------ ------------- --------------
   Chiquita       02/06/08       -       $100.00  $175,000,000  $2,010,000     1.149%        0.071%    Goldman,       Goldman Sachs
    Brands                                                                                             Sachs &
International,                                                                                         Co., Morgan
Inc. 4.25% due                                                                                         Stanley,
   8/15/2016                                                                                           Banc of
                                                                                                       America
                                                                                                       Securities
                                                                                                       LLC,
                                                                                                       Barclays
                                                                                                       Capital,
                                                                                                       BB&T
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       Morgan
                                                                                                       Joseph,
                                                                                                       Rabo
                                                                                                       Securities
                                                                                                       USA, Inc.
                                                                                                       and Wells
                                                                                                       Fargo
                                                                                                       Securities


    Vertex        02/12/08       -       $100.00  $287,500,000  $1,340,000     0.466%        0.047%    Merrill        Merrill Lynch
Pharmaceuticals                                                                                        Lynch,
  Inc. 4.750%                                                                                          Goldman,
     due                                                                                               Sachs &
   2/15/2013                                                                                           Co.,
                                                                                                       JPMorgan
                                                                                                       and Morgan
                                                                                                       Stanley

CIT Group Inc.    04/21/08       -       $50.00    10,000,000     13,600       0.062%         0.19%    JPMorgan,        JP Morgan
   PFD 8.75%                                                                                           Morgan          Securities
                                                                                                       Stanley,
                                                                                                       Lehman
                                                                                                       Brothers
                                                                                                       and Citi


   American       05/12/08       -       $75.00    72,000,000    3,570,000     0.066%        1.299%    Citi,            JP Morgan
 International                                                                                         JPMorgan,       Securities
 Goup PFD 8.5                                                                                          Banc of
 due 8/1/2011                                                                                          America
                                                                                                       Securities
                                                                                                       LLC,
                                                                                                       Merrill
                                                                                                       Lynch &
                                                                                                       Co., Morgan
                                                                                                       Stanley,
                                                                                                       UBS
                                                                                                       Investment
                                                                                                       Bank,
                                                                                                       Wachovia
                                                                                                       Securities,
                                                                                                       Dowling &
                                                                                                       Partners
                                                                                                       Securities
                                                                                                       LLC,
                                                                                                       Fox-Pitt
                                                                                                       Kelton
                                                                                                       Cochran
                                                                                                       caronia
                                                                                                       Waller,
                                                                                                       Keefe,
                                                                                                       Bruyette &
                                                                                                       Woods, The
                                                                                                       Williams
                                                                                                       Captial
                                                                                                       Group, L.P,
                                                                                                       Loop
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       LLC,
                                                                                                       Siebert
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       Toussaint
                                                                                                       Capital
                                                                                                       Partners,
                                                                                                       LLC and
                                                                                                       Utendahl
                                                                                                       Capital
                                                                                                       Group LLC

  Chesapeake      05/20/08       -      $100.00 $1,200,000,000  $1,360,000     0.113%        0.451%    Banc of           Banc of
 Energy Corp.                                                                                          America        placecountry
   2.25% due                                                                                           Securities     -regionAmerica
  12/15/2038                                                                                           LLC,
                                                                                                       Barclays
                                                                                                       Capital,
                                                                                                       Credit
                                                                                                       Suisse,
                                                                                                       Goldman,
                                                                                                       Sachs &
                                                                                                       Co., UBS
                                                                                                       Investment
                                                                                                       Bank,
                                                                                                       Calyon
                                                                                                       Securities
                                                                                                       (USA) Inc.,
                                                                                                       Deutsche
                                                                                                       Bank
                                                                                                       Securities,
                                                                                                       JPMorgan,
                                                                                                       Lehman
                                                                                                       Brothers,
                                                                                                       Morgan
                                                                                                       Stanley,
                                                                                                       RBS
                                                                                                       Greenwich
                                                                                                       Capital,
                                                                                                       Wachovia
                                                                                                       Securities,
                                                                                                       Wells
                                                                                                       Fargo, BBVA
                                                                                                       Securities,
                                                                                                       BMO Capital
                                                                                                       Markets,
                                                                                                       BNP
                                                                                                       PARIBAS,
                                                                                                       BOSC, Inc.,
                                                                                                       Comerica
                                                                                                       Securities,
                                                                                                       Fortis
                                                                                                       Securities
                                                                                                       LLC,
                                                                                                       Natixis
                                                                                                       Blelchroeder
                                                                                                       Inc.,
                                                                                                       Scotia
                                                                                                       Capital,
                                                                                                       SunTrust
                                                                                                       Robinson
                                                                                                       Humphrey,
                                                                                                       TD

                                                                                                       Securities,
                                                                                                       UMB
                                                                                                       Financial
                                                                                                       Services,
                                                                                                       Inc. and
                                                                                                       Wedbush
                                                                                                       Morgan
                                                                                                       Securities
                                                                                                       Inc.

  Netapp Inc.     06/05/08       -      $100.00 $1,235,000,000  $3,400,000     0.054%        0.225%    Goldman,       Goldman Sachs
   1.75% due                                                                                           Sachs &
   6/01/2013                                                                                           Co., Morgan
                                                                                                       Stanley,
                                                                                                       BNP
                                                                                                       PARIBAS, JP
                                                                                                       Morgan,
                                                                                                       Merrill
                                                                                                       Lynch
                                                                                                       Pierce
                                                                                                       Fenner &
                                                                                                       Smit and
                                                                                                       Wells Fargo

  KeyCorp PFD     06/12/08       -      $100.00 $1,265,000,000  $3,400,000     0.054%        0.225%    Citi,            Citigroup
  7.750% due                                                                                           KeyBanc
  12/31/2049                                                                                           Capital
                                                                                                       Markets,
                                                                                                       UBS
                                                                                                       Investment
                                                                                                       Bank,
                                                                                                       Morgan
                                                                                                       Stanley and
                                                                                                       Merrill
                                                                                                       Lynch & Co.

 Leap Wireless    06/19/08       -       $100.00  $250,000,000   $680,000      0.128%        0.221%    Goldman        Goldman Sachs
 International                                                                                         Sachs &
  Note 4.500%                                                                                          Co., Morgan
 due 7/15/2014                                                                                         Stanley,
                                                                                                       Citigroup
                                                                                                       Global
                                                                                                       Markets
                                                                                                       Inc. and
                                                                                                       Deutsche
                                                                                                       Bank
                                                                                                       Securities
                                                                                                       Inc.
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